-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 28, 2005


                                  CWABS, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




             Delaware                  333-109272                95-4596514
   ----------------------------       -----------           -------------------
   (State or Other Jurisdiction       (Commission             (I.R.S. Employer
         of Incorporation)            File Number)          Identification No.)

         4500 Park Granada
       Calabasas, California                                       91302
      ----------------------                                     ----------
       (Address of Principal                                     (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
---------  -------------

Description of the Mortgage Pool*
---------------------------------

     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of June 30, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-F.







----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2004 and the Prospectus Supplement dated June 29, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-F, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-F.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.


                                                   Loan Group 1
                                       Principal Balances for the Group 1 Mortgage Loans

                                                        Percent of                 Weighted    Weighted    Weighted    Weighted
                               Aggregate     Number     Aggregate     Average      Average     Average     Average     Average
                               Principal       of       Principal     Current       Gross     Remaining    Credit      Combined
Range of Principal              Balance      Mortgage    Balance     Principal    Mortgage      Term       Bureau    Loan-to-Value
Balances ($)                  Outstanding     Loans    Outstanding    Balance       Rate       (months)   Risk Score    Ratio
---------------------------   -----------    --------  -----------   ---------    --------    ---------   ----------  ------------
Less than or equal to 0.00.   $          0      146       (1)        $       0       N/A           N/A         N/A         N/A
      0.01 - 10,000.00.....      7,570,208    1,143        1.26%         6,623      5.944%       292.32        724        81.5%
 10,000.01 - 20,000.00.....     82,251,247    5,269       13.72         15,610      6.312        291.46        710        87.5
 20,000.01 - 30,000.00.....    142,958,426    5,622       23.85         25,428      6.451        291.55        708        89.8
 30,000.01 - 40,000.00.....    108,019,220    3,099       18.02         34,856      6.329        292.19        710        89.7
 40,000.01 - 50,000.00.....     89,976,225    1,988       15.01         45,260      6.290        292.04        708        88.8
 50,000.01 - 60,000.00.....     52,826,531      961        8.81         54,970      6.341        292.64        703        89.9
 60,000.01 - 70,000.00.....     35,729,473      554        5.96         64,494      6.254        292.21        701        88.5
 70,000.01 - 80,000.00.....     21,073,518      280        3.52         75,263      5.798        291.23        701        84.4
 80,000.01 - 90,000.00.....     16,019,260      187        2.67         85,664      5.749        292.20        694        83.3
 90,000.01 - 100,000.00....     19,893,955      206        3.32         96,573      5.535        292.46        702        77.8
100,000.01 - 125,000.00....      9,132,397       81        1.52        112,746      5.258        291.60        712        77.9
125,000.01 - 150,000.00....      9,943,573       71        1.66        140,050      5.300        293.50        706        74.5
150,000.01 - 175,000.00....      1,323,542        8        0.22        165,443      5.332        292.87        699        75.9
175,000.01 - 200,000.00....      1,540,065        8        0.26        192,508      5.326        292.63        730        75.5
200,000.01 - 225,000.00....        853,847        4        0.14        213,462      4.812        293.52        711        76.7
250,000.01 - 275,000.00....        261,000        1        0.04        261,000      4.375        292.00        723        76.2
                             -------------- --------    ---------
         Total                $599,372,486   19,628      100.00%
                             ============== ========    =========
----------------
(1) Less than 0.01%

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $30,537.




                                           Loan Programs for the Group 1 Mortgage Loans

                                                        Percent of                 Weighted    Weighted    Weighted    Weighted
                               Aggregate     Number     Aggregate     Average      Average     Average     Average     Average
                               Principal       of       Principal     Current       Gross     Remaining    Credit      Combined
Description of                  Balance      Mortgage    Balance     Principal    Mortgage      Term       Bureau    Loan-to-Value
Loan Programs                  Outstanding     Loans    Outstanding    Balance       Rate      (months)   Risk Score    Ratio
---------------------------   -----------    --------  -----------   ---------    --------    ---------   ----------  ------------
10 Year Draw, 20 Year Repay. $   3,061,862        80       0.51%    $   38,273       4.977%       353.44        720       87.2%
10 Year Draw, 0 Year Repay..     3,121,237        83       0.52         37,605       5.346        112.18        719       85.1
5 Year Draw, 5 Year Repay...     2,196,914        98       0.37         22,417       6.471        113.28        717       90.5
5 Year Draw, 10 Year Repay..        54,423         2       0.01         27,211       7.356        175.60        685       94.0
10 Year Draw, 15 Year Repay.   590,894,622    19,363      98.59         30,517       6.250        293.26        707       87.8
15 Year Draw, 0 Year Repay..        19,567         1       (1)          19,567       7.750        174.00        688       97.9
15 Year Draw, 10 Year Repay.        23,860         1       (1)          23,860       6.750        294.00        641       86.2
                             -------------- --------    ---------
         Total               $ 599,372,486    19,628     100.00%
                             ============== ========    =========
---------------
(1) Less than 0.01%



                                             Loan Rates for the Group 1 Mortgage Loans

                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
  Range of Loan Rates (%)    Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Less than or equal to 3.000 $      86,402        3        0.01%    $   28,801     3.000%     295.50        722       97.3%
3.501 - 4.000..............    34,283,139    1,020        5.72         33,611     3.998      292.84        744       66.0
4.001 - 4.500..............    59,678,667    1,641        9.96         36,367     4.394      292.81        710       74.0
4.501 - 5.000..............    18,303,272      382        3.05         47,914     4.852      291.95        706       75.0
5.001 - 5.500..............    32,148,616    1,039        5.36         30,942     5.246      287.45        670       72.1
5.501 - 6.000..............    76,023,174    3,087       12.68         24,627     5.857      290.71        730       85.9
6.001 - 6.500..............   178,699,333    5,905       29.81         30,262     6.428      292.00        721       94.0
6.501 - 7.000..............    56,123,263    1,867        9.36         30,061     6.923      292.93        663       88.8
7.001 - 7.500..............   111,160,517    3,339       18.55         33,292     7.486      292.50        694       97.6
7.501 - 8.000..............    14,193,573      606        2.37         23,422     7.692      292.42        713       94.6
8.001 - 8.500..............     9,424,864      352        1.57         26,775     8.294      293.27        668       92.6
8.501 - 9.000..............     8,240,059      350        1.37         23,543     8.684      293.43        677       97.1
9.001 - 9.500..............       858,875       31        0.14         27,706     9.291      293.70        693       94.4
9.501 - 10.000.............       112,761        4        0.02         28,190     9.665      294.00        668       96.8
10.001 - 10.500............        24,000        1       (1)           24,000    10.250      294.00        668       95.0
10.501 - 11.000............        11,973        1       (1)           11,973    10.625      296.00        629      100.0
                            -------------  --------   ---------
         Total              $ 599,372,486   19,628      100.00%
                           ============== =========   =========
---------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 6.240%.




                               Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
 Range of Months Remaining     Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
 to Scheduled Maturity       Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
109 - 120..................  $   5,318,151      181        0.89%      $29,382      5.811%     112.64        719         87.4%
169 - 180..................         73,990        3        0.01        24,663      7.460      175.17        686         95.1
289 - 300..................    590,918,482   19,364       98.59        30,516      6.250      293.26        707         87.8
349 - 360..................      3,061,862       80        0.51        38,273      4.977      353.44        720         87.2
                             -------------- ---------  ----------
         Total               $ 599,372,486   19,628      100.00%
                            =============== =========  ==========



     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 292.

     The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.




                                   Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans
                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
 Range of Combined             Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Loan-to-Value Ratio (%)      Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
 0.01 - 10.00..............  $      28,714        2       (1)       $   14,357     4.240%     292.00        796         8.4%
10.01 - 20.00..............        241,887        9        0.04%        26,876     4.442      294.14        741        16.9
20.01 - 30.00..............      1,539,783       50        0.26         30,796     4.793      292.36        730        25.6
30.01 - 40.00..............      3,539,551      116        0.59         30,513     4.663      289.40        723        36.0
40.01 - 50.00..............      7,795,340      237        1.30         32,892     4.628      291.89        716        45.8
50.01 - 60.00..............     15,299,720      445        2.55         34,381     4.571      291.92        715        55.3
60.01 - 70.00..............     43,586,720    1,294        7.27         33,684     4.743      292.09        704        66.8
70.01 - 80.00..............     72,449,707    2,147       12.09         33,745     4.928      292.31        700        77.5
80.01 - 90.00..............    195,390,448    7,097       32.60         27,531     6.285      291.89        698        88.7
90.01 - 100.00.............    259,500,617    8,231       43.30         31,527     7.002      291.90        716        97.9
                             -------------- ---------  ----------
         Total               $ 599,372,486   19,628      100.00%
                             ============== =========  ==========
---------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 87.84%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 1 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
       State                 Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Arkansas................... $   1,834,303       52        0.31%    $   35,275     6.491%     293.14        704        91.4%
Alabama....................     9,828,639      411        1.64         23,914     6.642      292.95        713        93.8
Arizona....................    17,110,391      650        2.85         26,324     6.391      291.82        706        89.1
California.................   129,323,447    3,385       21.58         38,205     5.944      292.69        707        83.8
Colorado...................    27,370,073      852        4.57         32,124     6.380      293.16        716        90.7
Connecticut................     5,665,681      175        0.95         32,375     6.082      292.88        695        84.5
Delaware...................       939,622       24        0.16         39,151     5.943      293.30        708        83.3
District of Columbia.......     1,745,818       62        0.29         28,158     6.366      294.67        707        89.5
Florida....................    40,227,122    1,426        6.71         28,210     6.349      292.50        708        88.6
Georgia....................    11,397,580      390        1.90         29,225     6.502      293.95        704        91.7
Hawaii.....................     7,449,783      172        1.24         43,313     6.195      293.76        711        85.8
Idaho......................     2,532,813      110        0.42         23,026     6.772      291.54        707        95.0
Illinois...................     4,588,988      185        0.77         24,805     6.571      291.66        710        92.0
Indiana....................    23,426,681      809        3.91         28,958     6.336      293.06        704        87.8
Iowa.......................     9,958,205      420        1.66         23,710     6.655      292.55        704        92.5
Kansas.....................     5,417,441      213        0.90         25,434     6.579      291.73        712        93.6
Kentucky...................     7,419,699      291        1.24         25,497     6.532      291.59        709        92.3
Louisiana..................     5,912,527      207        0.99         28,563     6.428      290.59        708        90.8
Maine......................    21,913,336      589        3.66         37,204     5.823      291.13        703        81.6
Maryland...................    12,222,951      367        2.04         33,305     6.270      293.38        700        88.3
Massachusetts..............     1,538,850       55        0.26         27,979     6.274      297.61        702        86.1
Michigan...................    22,407,103      864        3.74         25,934     6.280      293.32        706        89.6
Minnesota..................     8,227,490      292        1.37         28,176     6.339      293.16        711        88.3
Mississippi................     7,184,350      287        1.20         25,033     6.427      289.76        706        90.0
Missouri...................     2,388,285       95        0.40         25,140     6.849      291.99        704        94.8
Montana....................     1,534,335       58        0.26         26,454     6.056      289.37        706        85.7
Nebraska...................    11,947,399      465        1.99         25,693     6.588      291.70        705        92.2
Nevada.....................       359,519       16        0.06         22,470     6.688      284.41        707        91.2
New Hampshire..............       910,723       35        0.15         26,021     6.119      287.44        724        88.2
New Jersey.................     3,213,227       90        0.54         35,703     6.007      293.90        702        84.7
New Mexico.................    21,718,302      653        3.62         33,259     5.839      292.42        705        84.6
New York...................     3,039,832      129        0.51         23,565     6.386      292.87        718        90.7
North Carolina.............    14,327,099      464        2.39         30,877     6.548      293.16        706        90.9
North Dakota...............    25,925,885      731        4.33         35,466     5.903      293.34        700        81.1
Ohio.......................    19,459,837      818        3.25         23,790     6.509      293.19        711        92.7
Oklahoma...................     3,835,150      142        0.64         27,008     6.468      291.82        702        90.2
Oregon.....................     8,275,253      271        1.38         30,536     6.351      293.51        709        89.8
Pennsylvania...............    18,950,974      694        3.16         27,307     6.329      291.62        707        89.8
Rhode Island...............     2,859,883       89        0.48         32,134     6.230      293.41        706        86.4
South Carolina.............     4,438,430      177        0.74         25,076     6.839      293.31        702        92.7
South Dakota...............       496,578       18        0.08         27,588     5.973      292.83        726        89.4
Tennessee..................     9,982,672      388        1.67         25,729     6.518      292.88        711        93.2
Texas......................     1,999,248       73        0.33         27,387     6.541      293.50        725        94.3
Utah.......................     4,666,657      172        0.78         27,132     6.682      292.20        699        92.7
Vermont....................    15,995,248      503        2.67         31,800     6.290      293.66        708        89.0
Virginia...................       611,847       16        0.10         38,240     6.307      280.66        696        80.4
Washington.................    24,485,638      753        4.09         32,517     6.288      291.30        713        90.2
West Virginia..............     9,282,812      359        1.55         25,857     6.394      293.47        705        89.9
Wisconsin..................     2,322,371      101        0.39         22,994     6.423      123.05        715        90.1
Wyoming....................       702,388       30        0.12         23,413     6.290      293.72        703        86.7
                            -------------- --------    ---------
         Total              $ 599,372,486   19,628      100.00%
                            =============  ========    =========


                                Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans



                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
 Range of Credit Scores       Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
821 - 840..................  $     774,504        42      0.13%    $   18,441     5.369%     293.38        829        75.1%
801 - 820..................      6,781,467       275      1.13         24,660     5.436      289.86        808        78.8
781 - 800..................     23,697,897       878      3.95         26,991     5.770      291.93        789        84.5
761 - 780..................     45,346,992     1,654      7.57         27,417     5.893      291.76        770        87.0
741 - 760..................     68,540,048     2,348     11.44         29,191     6.064      291.67        750        89.1
721 - 740..................     81,935,311     2,735     13.67         29,958     6.100      291.93        730        89.3
701 - 720..................    102,830,935     3,230     17.16         31,836     6.049      291.50        710        89.5
681 - 700..................     89,280,890     2,791     14.90         31,989     6.449      291.59        690        88.7
661 - 680..................     91,297,875     2,794     15.23         32,676     6.567      292.37        670        89.2
641 - 660..................     48,688,476     1,573      8.12         30,953     6.553      292.87        651        84.4
621 - 640..................     36,908,954     1,205      6.16         30,630     6.543      292.90        631        82.0
601 - 620..................      3,280,360       102      0.55         32,160     6.606      293.46        617        83.3
581 - 600..................          8,778         1     (1)            8,778     5.125      292.00        593        58.2
                            --------------   --------  ---------
         Total              $ 599,372,486     19,628    100.00%
                            =============    ========  =========

-----------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 707.


                                           Property Type for the Group 1 Mortgage Loans



                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
     Property Type            Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Single Family..............  $ 449,130,966   14,864       74.93%    $   30,216     6.220%     291.60        705        87.4%
Planned Unit Development
(PUD)......................     81,102,872    2,571       13.53         31,545     6.354      292.97        712        89.9
Low Rise Condominium.......     51,822,104    1,756        8.65         29,511     6.280      292.83        719        89.9
2-4 Units..................     14,781,388      343        2.47         43,094     5.932      293.50        710        81.5
High Rise Condominium......      2,232,042       84        0.37         26,572     7.368      293.48        720        88.0
Manufactured Housing (1)...        303,115       10        0.05         30,312     4.673      294.33        701        78.0
                            --------------- --------    --------
                             $ 599,372,486   19,628      100.00%
                            =============== ========    ========

---------------------
(1) Treated as real property



                                           Gross Margins for the Group 1 Mortgage Loans




                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Range of Gross Margins (%)    Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Less than or equal to 0.000. $  35,706,841     1,056       5.96%    $   33,813     4.048%     295.34        743        66.9%
0.001 - 0.250...............    11,853,937       316       1.98         37,512     4.249      293.15        687        64.3
0.251 - 0.500...............    47,537,803     1,319       7.93         36,041     4.431      292.38        716        76.4
0.501 - 0.750...............     6,151,487       121       1.03         50,839     4.710      295.34        697        67.4
0.751 - 1.000...............    11,674,100       247       1.95         47,264     4.924      287.67        709        78.2
1.001 - 1.250...............    25,351,161       785       4.23         32,294     5.193      287.05        659        70.8
1.251 - 1.500...............     6,221,854       239       1.04         26,033     5.453      283.01        713        76.1
1.501 - 1.750...............     8,922,432       277       1.49         32,211     5.669      285.03        694        69.2
1.751 - 2.000...............    67,026,139     2,808      11.18         23,870     5.882      291.39        735        88.1
2.001 - 2.250...............    43,464,788     1,496       7.25         29,054     6.238      291.16        683        86.6
2.251 - 2.500...............   135,305,357     4,412      22.57         30,668     6.487      292.27        733        96.3
2.501 - 2.750...............    14,764,253       410       2.46         36,010     6.723      293.04        696        90.3
2.751 - 3.000...............    41,398,977     1,458       6.91         28,394     6.990      292.89        651        88.3
3.001 - 3.250...............     3,945,000       154       0.66         25,617     7.200      293.69        691        90.8
3.251 - 3.500...............   107,215,517     3,185      17.89         33,663     7.497      292.45        694        97.8
3.501 - 3.750...............    11,979,590       527       2.00         22,732     7.646      291.78        716        95.1
3.751 - 4.000...............     2,155,664        78       0.36         27,637     7.882      293.68        694        92.5
4.001 - 4.250...............     5,485,049       241       0.92         22,760     8.155      293.03        664        90.0
4.251 - 4.500...............     3,964,869       112       0.66         35,401     8.459      293.60        673        96.3
4.501 - 4.750...............     6,904,897       284       1.15         24,313     8.643      293.42        679        97.5
4.751 - 5.000...............     1,335,162        66       0.22         20,230     8.900      293.50        666        95.2
5.001 - 5.250...............       633,826        16       0.11         39,614     9.237      293.79        700        94.0
5.251 - 5.500...............       225,049        15       0.04         15,003     9.445      293.42        672        95.6
5.501 - 5.750...............       112,761         4       0.02         28,190     9.665      294.00        668        96.8
6.001 - 6.250...............        24,000         1      (1)           24,000    10.250      294.00        668        95.0
6.501 - 6.750...............        11,973         1      (1)           11,973    10.625      296.00        629       100.0
                            --------------- ---------   --------
         Total               $ 599,372,486    19,628     100.00%
                            =============== =========   ========
---------------
(1) Less than 0.01%


         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.238%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.





                                   Credit Limit Utilization Rates for the Group 1 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
      Range of Credit          Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Limit Utilization Rates (%)   Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
 0.01 - 10.00..............  $   1,146,194       177       0.19%    $    6,476     5.271%     293.27        726        78.0%
10.01 - 20.00..............      2,075,654       264       0.35          7,862     5.324      292.50        732        73.7
20.01 - 30.00..............      3,583,502       285       0.60         12,574     5.364      292.59        728        76.1
30.01 - 40.00..............      5,008,393       311       0.84         16,104     5.355      292.16        727        75.8
40.01 - 50.00..............      7,902,829       420       1.32         18,816     5.296      293.28        724        74.7
50.01 - 60.00..............     10,807,897       489       1.80         22,102     5.533      293.34        716        77.8
60.01 - 70.00..............     14,948,958       600       2.49         24,915     5.552      292.45        716        79.3
70.01 - 80.00..............     23,578,494       839       3.93         28,103     5.744      292.63        709        81.6
80.01 - 90.00..............     34,122,419     1,144       5.69         29,827     5.849      292.19        709        83.4
90.01 - 100.00.............    496,198,146    15,099      82.79         32,863     6.363      291.82        706        89.4
                            --------------- --------    --------
         Total               $ 599,372,486    19,628     100.00%
                            =============== =========   ========



     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 89.82%.





                                         Maximum Loan Rates for the Group 1 Mortgage Loans



                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
    Maximum Loan Rates (%)    Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
 6.000....................   $      11,225         1     (1)        $   11,225     6.000%     292.00        702        95.0%
12.000.....................         43,838         1      0.01%         43,838     5.000      353.00        704        89.7
15.000.....................         32,900         1      0.01          32,900     5.500      112.00        726        90.3
16.000.....................     12,148,438       472      2.03          25,738     6.586      291.75        705        91.8
17.000.....................     41,869,978     1,487      6.99          28,157     6.366      293.34        709        88.9
18.000.....................    545,266,107    17,666     90.97          30,865     6.223      291.85        707        87.7
                            --------------- --------    --------
        Total                $ 599,372,486    19,628    100.00%
                            =============== =========   ========


---------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.889%.



                                           Credit Limits for the Group 1 Mortgage Loans



                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
 Range of Credit Limits ($)  Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
      0.01 - 10,000.00.....  $   1,779,765       230       0.30%    $    7,738     6.498%     293.61        704        84.2%
 10,000.01 - 20,000.00.....     68,527,262     4,741      11.43         14,454     6.418      291.32        709        88.4
 20,000.01 - 30,000.00.....    138,751,669     5,939      23.15         23,363     6.505      291.38        708        90.4
 30,000.01 - 40,000.00.....    106,873,188     3,350      17.83         31,902     6.357      292.34        710        90.1
 40,000.01 - 50,000.00.....     95,948,979     2,387      16.01         40,196     6.222      291.84        709        87.9
 50,000.01 - 60,000.00.....     54,048,753     1,082       9.02         49,953     6.391      292.78        704        90.5
 60,000.01 - 70,000.00.....     38,514,304       673       6.43         57,228     6.224      292.02        701        88.5
 70,000.01 - 80,000.00.....     22,471,985       364       3.75         61,736     5.796      291.38        701        83.6
 80,000.01 - 90,000.00.....     18,305,478       248       3.05         73,812     5.719      292.55        696        83.2
 90,000.01 - 100,000.00....     26,394,750       351       4.40         75,199     5.514      292.70        705        77.4
100,000.01 - 125,000.00....      9,594,165       105       1.60         91,373     5.201      291.78        715        77.8
125,000.01 - 150,000.00....     12,956,710       120       2.16        107,973     5.258      293.48        709        73.8
150,000.01 - 175,000.00....      1,915,700        14       0.32        136,836     5.085      292.96        706        74.2
175,000.01 - 200,000.00....      2,096,930        15       0.35        139,795     5.038      292.47        737        71.6
200,000.01 - 225,000.00....        903,847         6       0.15        150,641     4.885      293.49        714        77.9
225,000.01 - 250,000.00....         26,000         1      (1)           26,000     4.875      292.00        802        63.5
250,000.01 - 275,000.00....        261,000         1       0.04        261,000     4.375      292.00        723        76.2
275,000.01 - 300,000.00....          2,000         1      (1)            2,000     4.000      291.00        788        90.6
                            --------------- --------    --------
         Total               $ 599,372,486    19,628     100.00%
                            =============== =========   ========
---------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $34,748.



                                           Lien Priority for the Group 1 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
      Lien Priority          Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Second Liens...............  $ 599,372,486   19,628     100.00%     $   30,537     6.240%     291.95        707        87.8%
                            --------------- --------   ---------
         Total               $ 599,372,486   19,628     100.00%
                            =============== ========   =========




                                         Delinquency Status for the Group 1 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
     Delinquency Status      Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Current....................  $ 482,150,855    15,928      80.44%    $   30,271     6.212%     291.95        710        87.8%
30 - 59 Days...............    117,221,631     3,700      19.56         31,682     6.353      291.97        696        88.0
                            ---------------  --------   ---------
         Total               $ 599,372,486    19,628     100.00%
                            ===============  ========   =========





                                          Origination Year for the Group 1 Mortgage Loans
                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
   Origination Year          Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
2003........................ $ 542,533,214    17,681      90.52%   $    30,685     6.239%    291.61        707         87.9%
2004........................    56,839,272     1,947       9.48         29,193     6.245     295.23        707         87.6
                            ---------------  --------   ---------
         Total               $ 599,372,486    19,628     100.00%
                            ===============  ========   =========



                                                   Loan Group 2


                                         Principal Balances for the Group 2 Mortgage Loans

                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
   Range of Principal          Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
      Balances ($)           Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------

 Less than or equal to 0.00. $          0      110       (1)       $        0       N/A       N/A          N/A           N/A

        0.01 - 10,000.00....    2,346,634      396        0.39%         5,926      5.660%     282.83        730      80.2%

   10,000.01 - 20,000.00....   16,280,094    1,040        2.71         15,654      6.132      285.54        716      86.7

   20,000.01 - 30,000.00....   31,856,470    1,252        5.31         25,444      6.313      285.71        711      88.9

   30,000.01 - 40,000.00....   38,631,148    1,080        6.43         35,770      6.25       287.45        711      89.0

   40,000.01 - 50,000.00....   47,934,795    1,053        7.98         45,522      6.042      289.62        713      86.9

   50,000.01 - 60,000.00....   48,071,840      868        8.01         55,382      6.232      291.49        717      89.6

   60,000.01 - 70,000.00....   49,585,457      757        8.26         65,503      6.274      291.44        717      89.7

   70,000.01 - 80,000.00....   49,199,410      654        8.20         75,228      6.249      291.61        717      89.6

   80,000.01 - 90,000.00....   36,308,273      428        6.05         84,832      6.195      292.66        712      88.3

   90,000.01 - 100,000.00...   47,425,137      490        7.90         96,786      6.102      292.90        707      86.4

 100,000.01 - 125,000.00....   41,535,632      366        6.92        113,485      5.959      292.56        707      86.8

 125,000.01 - 150,000.00....   58,576,400      412        9.76        142,176      5.771      293.33        705      82.5

 150,000.01 - 175,000.00....   15,220,447       93        2.54        163,661      5.589      292.81        714      81.8

 175,000.01 - 200,000.00....   17,974,014       95        2.99        189,200      5.381      293.29        710      81.8

 200,000.01 - 225,000.00....   11,753,933       55        1.96        213,708      5.038      293.44        713      80.1

 225,000.01 - 250,000.00....   13,235,024       55        2.20        240,637      5.074      293.18        715      80.0

 250,000.01 - 275,000.00....    5,806,058       22        0.97        263,912      4.740      293.23        716      77.4

 275,000.01 - 300,000.00....   13,176,565       45        2.19        292,813      5.003      293.04        715      76.3

 300,000.01 - 325,000.00....    3,705,038       12        0.62        308,753      4.796      293.00        736      79.5

 325,000.01 - 350,000.00....    6,528,811       19        1.09        343,622      4.781      293.21        722      78.0

 350,000.01 - 375,000.00....    4,358,789       12        0.73        363,232      5.032      293.34        722      74.7

 375,000.01 - 400,000.00....    5,437,431       14        0.91        388,388      5.232      293.43        699      79.2

 400,000.01 - 425,000.00....    2,893,711        7        0.48        413,387      4.641      293.73        719      84.3

 425,000.01 - 450,000.00....    4,442,692       10        0.74        444,269      4.818      293.90        718      78.9

 450,000.01 - 475,000.00....    2,755,691        6        0.46        459,282      5.542      293.33        712      74.5

 475,000.01 - 500,000.00....    6,967,331       14        1.16        497,666      4.644      293.64        718      75.0

 500,000.01 - 525,000.00....    1,004,962        2        0.17        502,481      4.500      293.00        701      70.0

 525,000.01 - 550,000.00....      529,996        1        0.09        529,996      6.250      296.00        742      90.0

 550,000.01 - 575,000.00....      555,000        1        0.09        555,000      5.250      292.00        747      80.0

 575,000.01 - 600,000.00....    1,200,000        2        0.20        600,000      4.875      293.50        731      72.5

 625,000.01 - 650,000.00....      630,528        1        0.11        630,528      4.500      294.00        734      69.7

 650,000.01 - 675,000.00....      654,904        1        0.11        654,904      5.375      294.00        752      90.0

 675,000.01 - 700,000.00....    2,765,499        4        0.46        691,375      4.785      294.75        758      70.5

 700,000.01 - 725,000.00....      720,000        1        0.12        720,000      4.875      292.00        742      80.0

 825,000.01 - 850,000.00....      842,110        1        0.14        842,110      4.875      294.00        735      80.0

 850,000.01 - 875,000.00....    1,723,965        2        0.29        861,983      4.312      293.50        774      57.7


                                                                12

------------------------------------------------------------------------------------------------------------------------------

 950,000.01 - 975,000.00....      972,382        1        0.16        972,382      4.750      296.00        719      80.0

 975,000.01 - 1,000,000.00..    4,000,000        4        0.67      1,000,000      4.438      294.00        696      66.8

 Greater than 1,000,000.00..    2,749,745        2        0.46      1,374,873      5.534      292.91        774      77.3
                            ---------------  --------   ---------
         Total               $ 600,355,918    9,388      100.00%
                            ===============  ========   =========
---------------
(1) Less than 0.01%


     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $63,949.



                                           Loan Programs for the Group 2 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
Description of Loan            Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Programs                     Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------- -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
10 Year Draw, 20 Year Repay.. $     670,392        8       0.11%   $    83,799     4.526%     352.97        728         91.8%

10 Year Draw, 0 Year Repay...       386,764        6       0.06         64,461      4.646     112.18        732         91.8

3 Year Draw, 10 Year Repay...       524,296       33       0.09         15,888      7.985      83.09        696         99.2

5 Year Draw, 5 Year Repay....       189,651        8       0.03         23,706      6.675     111.34        720         93.6

5 Year Draw, 10 Year Repay...     5,061,733      135       0.84         37,494      7.092     172.63        714         98.6

10 Year Draw, 15 Year Repay..   591,284,550    9,135      98.49         64,727      5.876     292.79        713         85.3

15 Year Draw, 0 Year Repay...       318,939       11       0.05         28,994      7.202     172.61        701         92.8

15 Year Draw, 10 Year Repay..     1,919,594       52       0.32         36,915      6.462     293.24        709         89.2
                             --------------  --------   ---------
         Total                $ 600,355,918    9,388     100.00%
                             ==============  ========   =========




                                             Loan Rates for the Group 2 Mortgage Loans

                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                              Aggregate                Aggregate     Average     Average    Average      Average    Combined
                              Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
Range of                       Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Loan Rate (%)                Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
-------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Less than or equal           $      28,838        2       (1)       $   14,419      3.00%     294.34        676        77.8%
to 3.000...................
3.001 - 3.500..............         69,469        1        0.01%        69,469      3.25      294.00        624        58.9
3.501 - 4.000..............     58,281,721      719        9.71         81,059      3.995     292.13        745        74.7
4.001 - 4.500..............     86,925,890      980       14.48         88,700      4.395     292.82        716        74.0
4.501 - 5.000..............     56,898,989      517        9.48        110,056      4.843     292.70        713        75.3
5.001 - 5.500..............     25,694,625      396        4.28         64,885      5.29      291.73        674        76.8
5.501 - 6.000..............     62,586,292    1,357       10.42         46,121      5.862     291.99        727        86.3
6.001 - 6.500..............    136,859,980    2,492       22.80         54,920      6.365     291.31        722        92.1
6.501 - 7.000..............     66,241,593    1,056       11.03         62,729      6.838     291.67        690        90.6
7.001 - 7.500..............     78,020,192    1,305       13.00         59,786      7.468     290.17        703        97.0
7.501 - 8.000..............     13,364,253      273        2.23         48,953      7.76      287.31        699        92.4
8.001 - 8.500..............     10,262,170      197        1.71         52,092      8.375     282.16        668        94.1
8.501 - 9.000..............      3,865,087       61        0.64         63,362      8.732     288.58        690        94.7
9.001 - 9.500..............      1,139,582       29        0.19         39,296      9.308     275.32        683        95.6
9.501 - 10.000.............        117,236        3        0.02         39,079      9.823     281.98        669        97.4
                             --------------  --------   ---------
        Total                $ 600,355,918    9,388      100.00%
                             ==============  ========   =========
---------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.889%.




                               Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
Range of Months Remaining      Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
to Scheduled Maturity        Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
  61 -  72................   $       5,794         1     (1)       $    5,794     9.125%       61.00%       557        87.7%
  73 -  84................         273,780        18      0.05%        15,210     7.903        81.71        693        99.4
  85 -  96................         244,722        14      0.04         17,480     8.049        85.15        702        99.2
  97 - 108................          11,757         1     (1)           11,757     5.875       108.00        795        88.9
 109 - 120................         585,349        14      0.10         41,811     5.318       111.88        728        92.3
 169 - 180................       5,359,981       145      0.89         36,965     7.104       172.87        713        98.3
 193 - 204................          16,305         1      0.00         16,305     7.250       202.00        611        93.6
 217 - 228................       2,355,488        76      0.39         30,993     5.424       224.85        719        79.2
 229 - 240................         312,144        11      0.05         28,377     5.218       229.20        695        80.7
 265 - 276................          85,115         1      0.01         85,115     4.375       267.00        708        80.0
 277 - 288................       2,810,506       129      0.47         21,787     6.034       287.50        712        85.4
 289 - 300................     587,624,584     8,969     97.88         65,517     5.880       293.13        713        85.4
 349 - 360................         670,392         8      0.11         83,799     4.526       352.97        728        91.8
                             --------------  --------   --------
         Total               $ 600,355,918     9,388    100.00%
                             ==============  ========   ========
--------------


(1) Less than 0.01%

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 291.

     The above table assumes that the draw period for the mortgage loans with
(a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.




                                   Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
Range of Combined Loan-to      Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
    Value Ratio (%)          Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
 20.01 - 30.00............   $   2,127,275       24        0.35%    $   88,636     4.249%     292.22        769        25.9%
 30.01 - 40.00............       2,051,531       37        0.34         55,447     4.312      292.12        726        36.4
 40.01 - 50.00............       7,184,111       97        1.2          74,063     4.472      292.38        718        45.7
 50.01 - 60.00............      15,956,727      217        2.66         73,533     4.597      291.85        714        55.6
 60.01 - 70.00............      51,935,988      611        8.65         85,002     4.572      292.41        719        66.8
 70.01 - 80.00............     115,599,213    1,273       19.26         90,808     4.750      292.71        712        77.7
 80.01 - 90.00............     228,503,023    3,922       38.06         58,262     6.079      292.59        707        88.7
 90.01 - 100.00...........     176,998,050    3,207       29.48         55,191     6.986      288.70        719        97.4
                             --------------  --------   --------
         Total               $ 600,355,918    9,388      100.00%
                             ==============  ========   ========


     As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 85.48%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.



                                      Geographic Distribution for the Group 2 Mortgage Loans
                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
        State                Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Alabama...................  $    789,002        20        0.13%    $   39,450     6.547%     289.32        703         92.3%
Alaska....................      2,022,020       50        0.34         40,440     6.430      286.65        701         93.2
Arizona...................      9,188,849      214        1.53         42,939     6.109      290.36        708         86.3
California................    312,901,712    3,984       52.12         78,540     5.784      293.06        715         84.9
Colorado..................     17,001,211      317        2.83         53,632     6.028      292.39        711         87.0
Connecticut...............      4,618,661       66        0.77         69,980     5.939      293.28        696         83.4
Delaware..................      2,020,643       25        0.34         80,826     5.520      292.88        710         83.2
District of Columbia......        617,428       18        0.10         34,302     6.714      284.42        689         90.6
Florida...................     28,767,848      536        4.79         53,671     6.249      284.08        712         87.1
Georgia...................     10,856,473      213        1.81         50,969     6.487      261.54        707         91.8
Hawaii....................      5,564,999       92        0.93         60,489     6.150      292.66        723         84.2
Idaho.....................      1,195,669       41        0.20         29,163     6.550      284.43        707         93.7
Illinois..................      2,604,483       58        0.43         44,905     5.828      291.13        709         84.7
Indiana...................     15,932,787      329        2.65         48,428     6.005      292.53        710         86.7
Iowa......................      2,711,592       80        0.45         33,895     6.152      287.70        705         86.4
Kansas....................      2,226,368       63        0.37         35,339     6.134      291.60        724         88.6
Kentucky..................      1,971,479       40        0.33         49,287     5.767      290.21        698         84.3
Louisiana.................      1,502,276       31        0.25         48,461     6.109      286.00        700         87.7
Maine.....................     18,940,116      268        3.15         70,672     5.565      292.72        709         81.6
Maine.....................      8,091,450      146        1.35         55,421     6.079      291.99        711         86.2
Maryland..................      1,250,337       25        0.21         50,013     6.722      292.75        714         84.9
Michigan..................      7,720,452      165        1.29         46,791     5.951      293.49        708         86.1
Minnesota.................      5,520,055      109        0.92         50,643     6.001      292.76        711         85.1
Mississippi...............      2,484,831       76        0.41         32,695     6.567      289.50        705         91.1
Missouri..................        298,042       11        0.05         27,095     6.570      292.19        716         93.7
Montana...................      1,377,253       27        0.23         51,009     5.330      292.69        743         82.5
Nebraksa..................      8,070,495      215        1.34         37,537     6.072      285.59        719         92.0
Nevada....................        243,129        7        0.04         34,733     6.574      284.39        723         89.4
New Hampshire.............      1,717,190       33        0.29         52,036     5.840      290.28        701         88.8
New Jersey................     23,096,205      306        3.85         75,478     5.401      292.82        715         80.4
New Mexico................      1,146,020       22        0.19         52,092     6.197      280.09        706         87.4
New York..................      9,866,668      170        1.64         58,039     6.294      292.84        711         88.8
North Carolina............     22,455,575      317        3.74         70,838     5.816      292.46        715         81.2
Ohio......................      5,646,805      146        0.94         38,677     6.251      289.54        719         90.5
Oklahoma..................        991,425       39        0.17         25,421     6.499      290.03        695         90.2
Oregon....................      4,977,659       95        0.83         52,396     6.002      291.67        714         86.5
Pennsylvania..............      6,607,195      157        1.10         42,084     6.039      292.11        717         88.7
Rhode Island..............      2,044,809       26        0.34         78,646     6.356      293.26        702         88.9
South Carolina............      1,809,180       41        0.30         44,126     6.253      290.50        712         91.1
South Dakota..............         12,000        1       (1)           12,000     6.500      292.00        712         95.0
Tennessee.................      2,273,284       58        0.38         39,195     6.167      293.07        721         92.1
Texas.....................      1,031,484       19        0.17         54,289     6.655      293.17        721         94.3
Utah......................      4,784,452      102        0.80         46,906     5.833      288.64        723         85.9
Vermont...................     16,942,617      284        2.82         59,657     6.131      292.36        707         87.7
Virginia..................        312,550       10        0.05         31,255     6.479      292.55        703         81.6
Washington................     13,587,050      217        2.26         62,613     5.943      291.31        713         86.7
West Virginia.............      3,301,098       91        0.55         36,276     6.300      292.19        701         90.6
Wisconsin.................        231,625        9        0.04         25,736     6.507      144.08        726         93.9
Wyoming...................      1,031,369       19        0.17         54,283     5.587      292.58        717         77.2
                            ---------------  -------    --------
               Total        $ 600,355,918    9,388      100.00%
                            ===============  =======    ========
 ---------------
 (1) Less than 0.01%


                                    Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans



                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
  Range of Credit Scores      Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Unknown.................... $      35,3591        1        0.01%   $    35,359     6.250%     224.00        N/A       89.7%

821 - 840..................        682,452       16        0.11         42,653     4.962      291.77        830       80.4

801 - 820..................      8,506,275      130        1.42         65,433     4.932      291.42        807       74.4

781 - 800..................     27,113,038      465        4.52         58,308     5.438      291.82        789       81.8

761 - 780..................     51,971,793      909        8.66         57,175     5.608      290.65        770       85.3

741 - 760..................     78,009,565    1,233       12.99         63,268     5.681      291.51        750       86.1

721 - 740..................     93,683,443    1,461       15.6          64,123     5.884      291.82        731       87.4

701 - 720..................    107,909,931    1,628       17.97         66,284     5.785      292.03        710       86.6

681 - 700..................     91,813,372    1,283       15.29         71,561     5.871      291.25        691       84.2

661 - 680..................     72,337,214    1,090       12.05         66,364     6.245      290.07        670       86.4

641 - 660..................     38,577,087      659        6.43         58,539     6.388      291.73        651       84.5

621 - 640..................     27,255,133      469        4.54         58,113     6.580      292.38        631       83.6

601 - 620..................      2,350,672       40        0.39         58,767     6.440      292.20        617       83.2

581 - 600..................         29,896        1       (1)           29,896     8.125      292.00        593       89.6

561 - 580..................         74,893        2        0.01         37,447     6.046      294.00        580       88.4

Less than or equal to 560..          5,794        1       (1)            5,794     9.125       61.00        557       87.7
                            ---------------  -------    --------
         Total              $  600,355,918     9,388    100.00%
                            ===============  =======    ========

---------------
(1) Less than 0.01%


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 713.



                 Property Type for the Group 2 Mortgage Loans



                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
         Property Tye         Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Single Family.............. $ 423,930,357    6,505       70.61%    $   65,170      5.821%     291.67        712        84.7%

Planned Unit Development
(PUD)......................   119,059,960    1,846       19.83         64,496      5.959      290.36        714        86.8

Low Rise Condominium.......    43,044,927      841        7.17         51,183      6.249      291.67        723        90.4

2-4 Units..................     9,730,747      131        1.62         74,281      5.972      292.20        714        84.4

High Rise Condominium......     4,556,592       64        0.76         71,197      6.817      292.99        715        83.9

Manufactured Housing(1)....        33,335        1        0.01         33,335      5.125      222.00        680        60.2
                            ---------------  -------    --------
         Total              $ 600,355,918    9,388      100.00%
                            ===============  =======    ========
---------------

(1) Treated as real property.


                                                                18







                                           Gross Margins for the Group 2 Mortgage Loans

                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Range of Gross Margins (%)    Outstanding   Loans     Outstanding    Balance      Rate     (months)       Score      Ratio
--------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------

Less than or equal to 0.000. $  58,756,046      725        9.79%   $   81,043      3.996%     292.55        745         74.8%

0.001 - 0.250...............    15,637,354      185        2.60        84,526      4.232      291.83        713         66.7

0.251 - 0.500...............    70,915,687      792       11.81        89,540      4.431      292.73        717         75.6

0.501 - 0.750...............    21,013,837      181        3.50       116,099      4.698      291.60        714         70.9

0.751 - 1.000...............    35,856,408      335        5.97       107,034      4.928      293.30        712         77.9

1.001 - 1.250...............    17,453,211      256        2.91        68,177      5.214      292.18        663         75.9

1.251 - 1.500...............     8,241,414      140        1.37        58,867      5.450      290.77        699         78.6

1.501 - 1.750...............     8,880,541      141        1.48        62,983      5.679      292.58        695         76.3

1.751 - 2.000...............    53,651,363    1,216        8.94        44,121      5.891      291.89        732         88.0

2.001 - 2.250...............    51,722,843      915        8.62        56,528      6.196      292.82        708         88.7

2.251 - 2.500...............    85,217,100    1,578       14.19        54,003      6.468      290.40        730         94.2

2.501 - 2.750...............    39,306,421      562        6.55        69,940      6.736      292.56        709         91.4

2.751 - 3.000...............    26,935,172      494        4.49        54,525      6.987      290.38        663         89.4

3.001 - 3.250...............     7,925,924      185        1.32        42,843      7.222      268.10        686         93.0

3.251 - 3.500...............    70,094,268    1,120       11.68        62,584      7.496      292.67        705         97.5

3.501 - 3.750...............     9,086,549      195        1.51        46,598      7.673      287.05        699         92.9

3.751 - 4.000...............     4,277,705       78        0.71        54,842      7.945      287.86        699         91.4

4.001 - 4.250...............     3,935,840       91        0.66        43,251      8.198      268.64        673         93.3

4.251 - 4.500...............     6,326,330      106        1.05        59,682      8.486      290.57        665         94.6

4.501 - 4.750...............     2,789,983       43        0.46        64,883      8.65       292.06        693         95.9

4.751 - 5.000...............     1,075,104       18        0.18        59,728      8.943      279.55        681         91.7

5.001 - 5.250...............       845,798       19        0.14        44,516      9.244      269.11        698         97.6

5.251 - 5.500...............       293,784       10        0.05        29,378      9.491      293.23        641         89.7

5.501 - 5.750...............        49,180        1        0.01        49,180      9.750      294.00        722        100.0

5.751 - 6.000...............        68,056        2        0.01        34,028      9.875      273.29        631         95.5
                            ---------------  -------    --------

         Total               $ 600,355,918    9,388      100.00%
                            ===============  =======    ========



     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 1.889%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.






         Credit Limit Utilization Rates for the Group 2 Mortgage Loans




                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
      Range of Credit          Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Limit Utilization Rates (%)   Outstanding   Loans     Outstanding    Balance      Rate     (months)       Score      Ratio
---------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Less than or equal to 0.00.. $       4,276        4      (1)       $    1,069      5.042%     293.51        743       77.2%

  0.01 - 10.00..............     1,988,428      176       0.33%        11,298      5.368      289.74        728       77.8

10.01 - 20.00...............     3,369,231      179       0.56         18,823      5.004      292.32        733       76.3

20.01 - 30.00...............     7,383,301      211       1.23         34,992      5.046      292.47        724       74.1

30.01 - 40.00...............     7,429,083      194       1.24         38,294      5.132      290.83        729       76.6

40.01 - 50.00...............    11,993,391      219       2.00         54,764      5.244      292.37        725       78.4

50.01 - 60.00...............    12,903,268      260       2.15         49,628      5.070      291.15        727       76.1

60.01 - 70.00...............    17,378,027      291       2.89         59,718      5.148      288.40        722       78.0

70.01 - 80.00...............    22,816,363      362       3.80         63,029      5.266      290.05        715       79.3

80.01 - 90.00...............    29,838,901      440       4.97         67,816      5.335      291.09        721       79.5

90.01 - 100.00..............   485,197,607    7,051      80.82         68,813      6.049      291.60        711       87.2

Greater than 100.00.........        54,043        1       0.01         54,043      7.500      295.00        666       95.0

                            ---------------  -------    --------
         Total               $ 600,355,918    9,388     100.00%
                            ===============  =======    ========

---------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 87.70.




                                         Maximum Loan Rates for the Group 2 Mortgage Loans


                                                                                                                    Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
    Maximum Loan Rates (%)    Outstanding   Loans     Outstanding    Balance      Rate     (months)       Score      Ratio
---------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
  6.000...................  $      79,964         1      0.01%     $   79,964      6.000%     294.00        681       90.0%

 12.500...................          3,433         2      (1)            1,717      4.794      223.42        741       75.0

 16.000...................      8,266,209       218      1.38          37,918      6.093      285.75        718       91.7

 17.000...................     29,799,331       555      4.96          53,692      6.263      284.39        712       87.3

 18.000...................    562,177,544     8,611     93.64          65,286      5.866      291.89        713       85.3

 21.000...................         29,438         1     (1)            29,438      7.250      173.00        695       96.4
                           ----------------  -------- ---------
         Total              $ 600,355,918     9,388    100.00%
                           -===============  ======== =========

---------------
(1) Less than 0.01%



     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.921.



                                           Credit Limits for the Group 2 Mortgage Loans

                                                                                                                   Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
Range of Credit Limits ($)    Outstanding   Loans     Outstanding    Balance      Rate     (months)       Score      Ratio
---------------------------  -------------  --------   -----------   ---------   ---------  ---------   -----------  --------

      0.01  -   10,000.00... $     444,777       59        0.07%    $    7,539    6.364%     278.89        701       84.1%
 10,000.01  -   20,000.00...    11,918,757      835        1.99         14,274    6.329      284.83        711       88.2
 20,000.01  -   30,000.00...    27,355,733    1,193        4.56         22,930    6.431      285.40        709       90.5
 30,000.01  -   40,000.00...    32,988,801    1,015        5.49         32,501    6.422      286.47        710       90.7
 40,000.01  -   50,000.00...    46,240,971    1,153        7.70         40,105    6.087      289.13        713       87.2
 50,000.01  -   60,000.00...    43,061,479      830        7.17         51,881    6.340      291.04        718       90.7
 60,000.01  -   70,000.00...    44,133,619      731        7.35         60,374    6.373      291.70        715       90.7
 70,000.01  -   80,000.00...    49,241,566      729        8.20         67,547    6.295      291.57        717       90.0
 80,000.01  -   90,000.00...    37,477,952      506        6.24         74,067    6.277      292.44        712       89.7
 90,000.01  -  100,000.00...    56,734,814      727        9.45         78,040    5.982      292.52        708       84.7
100,000.01  -  125,000.00...    35,550,825      359        5.92         99,027    6.071      292.05        708       88.8
125,000.01  -  150,000.00...    68,222,952      584       11.36        116,820    5.760      293.18        704       82.2
150,000.01  -  175,000.00...    13,436,301       98        2.24        137,105    5.704      292.90        712       83.5
175,000.01  -  200,000.00...    20,763,543      133        3.46        156,117    5.251      293.18        715       81.4
200,000.01  -  225,000.00...    10,800,250       62        1.80        174,198    5.178      293.43        705       82.4
225,000.01  -  250,000.00...    15,742,473       90        2.62        174,916    5.120      292.93        718       77.9
250,000.01  -  275,000.00...     5,614,690       30        0.94        187,156    4.703      293.03        719       77.4
275,000.01  -  300,000.00...    16,342,731       75        2.72        217,903    4.868      293.23        716       75.3
300,000.01  -  325,000.00...     3,121,384       12        0.52        260,115    4.824      292.99        740       79.8
325,000.01  -  350,000.00...     6,383,366       21        1.06        303,970    4.897      293.53        717       78.3
350,000.01  -  375,000.00...     4,055,007       17        0.68        238,530    5.172      293.42        731       80.7
375,000.01  -  400,000.00...     7,919,013       28        1.32        282,822    5.030      293.21        708       78.0
400,000.01  -  425,000.00...     1,436,180        5        0.24        287,236    4.317      292.03        725       76.8
425,000.01  -  450,000.00...     6,958,951       18        1.16        386,608    4.794      294.10        721       81.9
450,000.01  -  475,000.00...     1,919,905        6        0.32        319,984    5.634      294.00        709       78.8
475,000.01  -  500,000.00...    12,159,339       41        2.03        296,569    4.609      293.14        726       70.5
500,000.01  -  525,000.00...       150,512        1        0.03        150,512    4.750      294.00        714       79.4
525,000.01  -  550,000.00...       874,170        4        0.15        218,542    5.538      294.43        749       83.0
550,000.01  -  575,000.00...     1,048,953        2        0.17        524,477    4.838      293.88        729       79.3
575,000.01  -  600,000.00...       600,000        1        0.10        600,000    5.375      295.00        668       65.1
650,000.01  -  675,000.00...       654,904        1        0.11        654,904    5.375      294.00        752       90.0
675,000.01  -  700,000.00...     3,896,989        6        0.65        649,498    4.718      294.53        744       70.3
700,000.01  -  725,000.00...       720,000        1        0.12        720,000    4.875      292.00        742       80.0
725,000.01  -  750,000.00...       453,519        1        0.08        453,519    6.250      294.00        759       84.0
775,000.01  -  800,000.00...       504,001        1        0.08        504,001    4.375      292.00        719       70.0
850,000.01  -  875,000.00...       860,000        1        0.14        860,000    4.625      295.00        743       90.0
950,000.01  -  975,000.00...       972,382        1        0.16        972,382    4.750      296.00        719       80.0
975,000.01  - 1,000,000.00..     5,403,255        7        0.90        771,894    4.387      293.61        714       60.4
Greater than 1,000,000.00...     4,191,855        4        0.70      1,047,964    5.236      293.00        769       78.2
                            --------------  --------   --------=
         Total              $ 600,355,918    9,388      100.00%
                            ==============  ========   =========



     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $76,402.




                                           Lien Priority for the Group 2 Mortgage Loans



                                                                                                                   Weighted
                                                       Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate               Aggregate     Average     Average    Average      Average    Combined
                               Principal   Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance     Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
      Lien Priority           Outstanding   Loans     Outstanding    Balance      Rate     (months)       Score      Ratio
-------------------------    -------------  --------   -----------   ---------   ---------  ---------   -----------  --------
Second Liens.............    $ 600,355,918  9,388      100.00%     $   63,949     5.889%     291.43        713       85.5%
         Total               $ 600,355,918  9,388      100.00%

===================================================================================================================







                                         Delinquency Status for the Group 2 Mortgage Loans


                                                                                                                    Weighted
                                                        Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate                Aggregate     Average     Average    Average      Average    Combined
                               Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance      Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
  Delinquency Status          Outstanding    Loans     Outstanding    Balance      Rate     (months)       Score      Ratio
-------------------------    -------------  --------  -----------   ---------   ---------  ---------   -----------  --------

Current...................   $ 469,326,378   7,340       78.17%      $ 63,941      5.849%     291.62     716          85.2%

30 - 59 Days..............     131,029,541   2,048       21.83         63,979      6.033      290.72     704          86.6
                            --------------- --------   ---------
         Total               $ 600,355,918   9,388      100.00%
                            =============== =======-   =========





                                          Origination Year for the Group 2 Mortgage Loans



                                                                                                                    Weighted
                                                        Percent of               Weighted   Weighted     Weighted    Average
                               Aggregate                Aggregate     Average     Average    Average      Average    Combined
                               Principal    Number of   Principal     Current      Gross    Remaining     Credit     Loan-to-
                               Balance      Mortgage     Balance     Principal    Mortgage    Term      Bureau Risk   Value
  Origination Year            Outstanding    Loans     Outstanding    Balance      Rate     (months)       Score      Ratio
-------------------------    -------------  --------  -----------   ---------   ---------  ---------   -----------  --------



1996....................     $      22,099        2       (1)       $   11,050    7.742%     165.03        597        92.1%

1997....................           269,463       12        0.04%        22,455    5.733      213.10        695        73.3

1998....................         2,937,361      108        0.49         27,198    5.826      200.60        715        83.5

2001....................            85,115        1        0.01         85,115    4.375      267.00        708        80.0

2002....................            29,947        1       (1)           29,947    7.500      281.00        666        99.9

2003....................       531,298,834    8,578       88.50         61,937    5.917      291.45        713        85.7

2004....................        65,713,099      686       10.95         95,792    5.665      295.72        714        84.1
                            --------------- --------   ----------

        Total                $ 600,355,918    9,388      100.00%
                            =============== ========-  ==========
---------------
(1) Less than 0.01%



     Mortgage Loan Statistics

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
---------- -------------------------------------------------------------------

          (a) Not applicable.

          (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.


                                        By: /s/ Leon Daniels, Jr.
                                            ----------------------------
                                            Name:  Leon Daniels, Jr.
                                            Title:    Vice President



Dated:  February 1, 2005